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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 7, 2004

                              --------------------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)



           MICHIGAN                    000-26719                38-3360865
(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                Number)           Identification Number)



      5650 BYRON CENTER AVENUE SW, WYOMING, MICHIGAN               49509
         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code               616-406-3777


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Earnings Release. On October 7, 2004, Mercantile Bank Corporation issued a press release reporting earnings and other financial results for the quarter ended September 30, 2004. A copy of the press release is attached as
Exhibit 99.1 and incorporated here by reference.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit Number                 Description
--------------                 -----------

      99.1 Press release of Mercantile Bank Corporation reporting financial results and earnings for the quarter ended September 30, 2004.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MERCANTILE BANK CORPORATION


                                By:  /s/ Charles E. Christmas
                                   -----------------------------------------
                                     Charles E. Christmas
                                     Senior Vice President,
                                     Chief Financial Officer and Treasurer


Date:  October 7, 2004




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                                  EXHIBIT INDEX


Exhibit Number                      Description
--------------                      -----------

      99.1 Press release of Mercantile Bank Corporation reporting financial results and earnings for the quarter ended September 30, 2004.




















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